Investor Presentation
Second Quarter 2017
James O. Miller -
Chairman, President & Chief Executive Officer
Dennis G. Shaffer -
Executive Vice President & President of Civista Bank
Richard J. Dutton -
Senior Vice President, Chief Operating Officer
NASDAQ: CIVB

Exhibit 99.1

Forward-Looking Statements

This
material
and
any
oral
presentation
that
may
accompany
it
contain,
and
future
oral
and
written
statements
of
the
Company
and
its
management
may
contain,
forward-looking
statements,
within
the
meaning
of
such
term
in
the
Private
Securities
Litigation
Reform
Act
of
1995,
Section
27A
of
the
Securities
Act
of
1933
(the
“Securities
Act”)
and
Section
21E
of
the
Securities
Exchange
Act
of
1934
(the
“Exchange
Act”),
with
respect
to
the
financial
condition,
results
of
operations,
plans,
objectives,
future
performance
and
business
of
the
Company.
Forward-looking
statements,
which
may
be
based
upon
beliefs,
expectations
and
assumptions
of
the
Company’s
management
and
on
information
available
to
management
at
the
time
the
statements
are
made,
are
generally
identifiable
by
the
use
of
words
such
as
“believe,”
“expect,”
“anticipate,”
“bode,”
“predict,”
“suggest,”
“project,”
“appear,”
“plan,”
“intend,”
“estimate,”
“may,”
“will,”
“would,”
“could,”
“should,”
“likely,”
or
other
similar
expressions.
Additionally,
all
statements
in
this
material
including
forward-looking
statements
speak
only
as
of
the
date
they
are
made,
and
we
undertake
no
obligation
to
update
any
statement
in
light
of
new
information
or
future
events
except
as
may
be
required
by
law.
Forward-looking
statements
are
not
guarantees
of
performance
and
are
inherently
subject
to
known
and
unknown
risks,
uncertainties
and
assumptions
that
are
difficult
to
predict
and
could
cause
our
actual
results,
performance
or
achievements
to
differ
materially
from
those
expressed
in
or
implied
by
the
forward-looking
statements.
Factors
that
could
cause
actual
results,
performance
or
achievements
to
differ
from
results
discussed
in
the
forward-looking
statements
include,
but
are
not
limited
to,
changes
in
financial
markets
or
national
or
local
economic
conditions;
sustained
weakness
or
deterioration
in
the
real
estate
market;
volatility
and
direction
of
market
interest
rates;
credit
risks
of
lending
activities;
changes
in
the
allowance
for
loan
losses;
legislation
or
regulatory
changes
or
actions;
increases
in
Federal
Deposit
Insurance
Corporation
insurance
premiums
and
assessments;
changes
in
tax
laws;
failure
of
or
breach
in
our
information
and
data
processing
systems;
unforeseen
litigation;
and
other
risks
identified
from
time-to-time
in
the
Company’s
other
public
documents
on
file
with
the
SEC,
including
those
risks
identified
in
“Item
1A.
Risk
Factors”
of
Part
I
of
the
Company’s
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2016.
These
risks
and
uncertainties
should
be
considered
in
evaluating
forward-looking
statements
and
undue
reliance
should
not
be
placed
on
such
statements.

Contact Information
Civista Bancshares, Inc.’s common shares are traded on the NASDAQ
Capital Market under the symbol “CIVB.” The Company’s depository shares, each representing 1/40
th
ownership interest in a Series B
Preferred Share, are traded on the NASDAQ Capital Market under the symbol “CIVBP.”
Additional information can be found at:
www.civb.com
James O. Miller
Chairman, President & Chief Executive Officer
jomiller@civb.com
Telephone: 888.645.4121

Corporate Overview
Bank originally founded in 1884
9
Largest Publicly Traded Commercial Bank Headquartered in Ohio
Community Banking Focused Operations in 12 Ohio Counties
–
27 Branches & 2 Loan Production Offices
Operations in 4 of the 5 largest Ohio MSAs
Franchise Poised for Acquisitions and Organic Growth
Full-Service Banking Organization with Diversified Revenue Streams
–
Commercial Banking
–
Retail Banking
–
Wealth Management
–
Mortgage Banking
–
Tax Refund Processing
Corporate Overview

th

Experienced Management Team
Chairman, President &
CEO
43 years of banking
experience
Joined in 1986
James O. Miller
SVP & Chief Operating
Officer
31 years of banking
experience
Joined in 2007
Richard J. Dutton
SVP & Chief Lending
Officer
29 years of banking
experience
Joined in 2016
Charles A. Parcher
SVP & General Counsel
15 years of banking
experience
Joined in 2002
James E. McGookey
SVP & Controller
29 years of banking
experience
Joined in 1988
Todd A. Michel
SVP & Chief Risk
Officer
21 years of banking
experience
Joined in 2013
John A. Betts
SVP & Chief Credit
Officer
32 years of banking
experience
Joined in 2010
Paul J. Stark
Dennis G. Shaffer
EVP
President, Civista Bank
31 years of banking
experience
Joined in 2009

CIVISTA
BANCSHARES, INC.

Toledo
Bowling Green
Defiance
Fostoria
Findlay
Van Wert
Lima
Sandusky
Fremont
Norwalk
Lorain
Elyria
Strongsville
Euclid
Cleveland
Parma
Cuyahoga Falls
Kent
Akron
Barberton
Warren
Ashtabula
Alliance
Canton
Massillon
Wooster
Ashland
Mansfield
Bucyrus
Marion
Mt Vernon
New Philadelphia
East Liverpool
Steubenville
Coshocton
Grand Lake
Bellefontaine
Sidney
Greenville
Westerville
Upper Arlington
Gahanna
Newark
Cambridge
Springfield
Columbus
Zanesville
Dayton
Kettering
Beavercreek
Lancaster
Circleville
Washington Court House
Middletown
Hamilton
Fairfield
Cincinnati
Chillicothe
Athens
Marietta
Hillsboro
Jackson
Gallipolis
Portsmouth
Ironton

Branch Footprint
Note: Market share information as of June 30, 2016.
Sandusky / Akron /
Cleveland, Ohio
$679 million in loans
$710 million in deposits
12 locations
#1 deposit market share in
Sandusky, Ohio
with
~ 48% market share
North Central Ohio
$77 million in loans
$176
million in deposits

locations
~ 37% deposit share in
our markets
$268
million in loans
$200
million in deposits
7 locations
22%
deposit market
share in the rural
markets
West Central Ohio
Greater Dayton, Ohio
$77  million in loans
$79
million in deposits
3
locations
~ 4% deposit share in
our markets

CIVISTA BANCSHARES, INC.

Toledo
Bowling Green
Defiance
Fremont
Sandusky
Lorain
Elyria
Strongsville
Euclid
Cleveland
Parma
Warren
Kent
Cuyahoga Falls
Akron
Barberton
Youngstown
Fostoria
Findlay
Van Wert
Lima
Bucyrus
Ashland
Mansfield
Wooster
Massillon
Canton
Alliance
East Liverpool
Marion
Grand Lake
Bellefontaine
Sidney
New Philadelphia
Mt Vernon
Coshocton
Steubenville
Greenville
Westerville
Gahanna
Upper Arlington
Newark
Cambridge
Springfield
Columbus
Zanesville
Dayton
Kettering
Beavercreek
Lancaster
Circleville
Middletown
Washington Court House
Hamilton
Fairfield
Chillicothe
Athens
Marietta
Cincinnati
Hillsboro
Jackson
Gallipolis
Portsmouth
Ironton

University of Akron · GOODYEAR · Automotive Components Holdings, LLC · SUMMA Health System · RR DONNELLEY · FirstEnergy · Cleveland Clinic · Cedar Fair Entertainment Company

ArcelorMittal · TIMKEN · Stoneridge · Franklin University · EMERSON Thermodisc · NEWMAN Technology, Inc.

The Ohio State University · CardinalHealth · medco · Honeywell · ASHLAND

U.S. AIR FORCE · University of Dayton · LexisNexis · Wright State University · Premier Health Partners · Kettering Health Network

BGSU · The University of Toledo · The Andersons · HCR ManorCare · DANA · O-I · Owens Corning · GM

7 7 Attractive Target Markets North Central Ohio West Central Ohio Greater Dayton Ohio Sandusky / Akron / Cleveland Development Opportunity - Toledo

Investment Highlights
Experienced management team with a deep bench
Community bank franchise in growth markets with an established operating model
–
Gather attractive low-cost rural deposits (14 bps total cost of deposits)
–
Generate loans in select growing urban markets (operations in 4 of the 5 largest MSAs in Ohio)
Use of LPOs to extend our reach
–
Two Loan Production Offices in Cleveland MSA (Westlake and Mayfield Heights)
–
New Loan Production Office planned in the Toledo MSA
Disciplined underwriting verified with strong credit quality metrics
–
Nonaccrual and 90 days Past Due (excluding PCI
) to Gross Loans of 0.66% as of 6/30/2017
Noninterest income enhanced by unique tax refund processing platform
–
Continued strong returns in 2017
–
ROAA: 1.06%
–
ROAE: 10.11%
–
FTE NIM 3.86%
Added to Russell 2000 index in June 2017
Source: Company Management and SNL Financial.
1
PCI –
purchased credit impaired loans.
1

Financial Highlights
Source: Company Management and SNL Financial.
1
Non-GAAP reconciliation on page 23.
Financial Highlights
($s in thousands, except per share data)
June 30, 2017
June 30, 2016
% Change
Balance Sheet
Assets
$1,462,128
$1,359,911
7.52%
Gross Loans
1,100,817
1,028,922
6.99%
Deposits
1,164,888
1,115,007
4.47%
Performance Analysis
Net Income Available to Common
$7,604
$9,124
(16.66%)
ROAA
1.06%
1.31%
(19.00%)
ROAE
10.11%
15.37%
(34.21%)
Market Data
Market Capitalization ($mm)
$212,332
$103,167
Price / Tangible Book Value
1
159.5%
121.1%
Price/LTM diluted EPS
13.9x
8.8x

CIVISTA
BANCSHARES, INC.

$7.26
$7.53
$9.02
$9.43
$10.84
$13.09
2012
2013
2014
2015
2016
2017

10 Increasing Shareholder Value Source: SNL Financial. 1 Non-GAAP reconciliation on page 23. Tangible Book Value per Share Diluted EPS 1

CIVISTA
BANCSHARES, INC.

CAGR 5.7%
$1,137
$1,168
$1,213
$1,315
$1,377
$1,462
2012
2013
2014
2015
2016
2017 Q2

CAGR 6.9%
$816
$861
$915
$1,002
$1,056
$1,101
2012
2013
2014
2015
2016
2017 Q2

CAGR 5.2%
$926
$942
$969
$1,052
$1,121
$1,165
2012
2013
2014
2015
2016
2017 Q2

Proven Acquirer & Attractive Organic Growth
Source: Company Management and SNL Financial.
Completed 6 acquisitions since the formation of the holding company in 1987
Expanded commercial loan growth in Columbus, Cleveland, Akron and Dayton markets
–
Since year-end 2011, loan portfolios in these markets have increased from $163 million to $431
million through Q2 2017
Maintains a low cost, locally generated deposit base, primarily in rural  markets
Expanded residential mortgage lending by hiring experienced lending teams in the
Columbus / Dublin, Cleveland and Dayton
MSAs
Total Assets
$ in 000s
Total Gross Loans
$ in millions
Total Deposits
$ in millions

CIVISTA
BANCSHARES, INC.

Brokered
Deposits
4%
Noninterest
Bearing
Demand
34%
Certificates of
Deposit
12%
Savings
33%
Interest Bearing
Demand
17%

Source: Company Management and SNL Financial.
2017 Peer data as of 6/30/2017, or the latest available date.
Note: Comparable peers include Management selected public banks  located in PA, IN, WV, MI, OH, and WI with total assets between $1.0 billion and $2.0 billion.
Deposit Mix
Total Deposits: $1.2 billion
2017 Total Cost of Deposits: 0.14%
34% Noninterest Bearing Demand
Deposits
2017 Loan/Deposit Ratio: 87%
Total Cost of Deposits (%)
0.42%
0.29%
0.22%
0.19%
0.16%
0.14%
0.64%
0.50%
0.44%
0.32%
0.33%
0.34%
0.59%
0.40%
0.30%
0.26%
0.24%
0.24%
2012Y
2013Y
2014Y
2015Y
2016Y
2017Q2
CIVB
Peer Median
Peer Top Quartile

CIVISTA
BANCSHARES, INC.

Farmland & Agriculture 4%
C&D & Land 6%
Consumer & Other 2%
CRE Non-Owner Occupied 30%
Multi-family 7%
C&I 12%
Single Family 23%
CRE Owner Occupied 16%

Source: Company Management and SNL Financial.
2017 Peer data as of 6/30/2017, or the latest available date.
Note: Comparable peers include Management selected public banks  located in PA, IN, WV, MI, OH, and WI with total assets between
$1.0 billion and $2.0 billion.
Loan Mix
Total Gross Loans: $1.1 billion
2017 Loan Yield: 4.52%
Yield on Loans (%)
5.13%
4.74%
4.58%
4.57%
4.60%
4.52%
5.15%
4.78%
4.67%
4.67%
4.58%
4.49%
5.60%
4.96%
5.02%
4.76%
4.73%
4.73%
2012Y
2013Y
2014Y
2015Y
2016Y
2017Q2
CIVB
Peer Median
Peer Top Quartile

Peer Leading FTE Net Interest Margin
Source: SNL Financial.
2017 Peer data as of 6/30/2017, or the latest available date.
Note: Comparable peers include Management selected public banks  located in PA, IN, WV, MI, OH, and WI with total assets between
$1.0 billion and $2.0 billion.
3.98%
3.79%
3.79%
3.96%
3.93%
3.86%
3.49%
3.48%
3.52%
3.45%
3.31%
3.31%
3.71%
3.57%
3.62%
3.63%
3.55%
3.55%
2012Y
2013Y
2014Y
2015Y
2016Y
2017Q2
CIVB
Peer Median
Peer Top Quartile

Effectively Managing Assets & Liabilities
Assets
Asset duration of less than two years
Sell fixed-rate mortgages
Encourage variable-rate commercial
lending or swap into variable, if
appropriate
Generally limit fixed-rate terms to five
years
Liabilities
Liability duration greater than three
years
Focus on low-cost “sticky” demand
deposits
Don’t overprice or overextend time
deposits

Source: Company Management and SNL Financial.
1
Excluding PCI (purchased credit impaired loans).
Strong Asset Quality
Reserves / NPLs
NCOs / Average Loans
Loan Loss Reserves / Gross Loans
Loan Loss Reserves / Gross Loans
3.67%
2.38%
1.48%
0.92%
0.66%
0.63%
2012
2013
2014
2015
2016
Q2 2017
2.42%
1.92%
1.56%
1.43%
1.26%
1.19%
2012
2013
2014
2015
2016
Q2 2017
53.05%
64.17%
77.18%
108.93%
113.74%
120.54%
2012
2013
2014
2015
2016
Q2 2017
1.01%
0.53%
0.43%
0.11%
-0.02%
0.14%
2012
2013
2014
2015
2016
Q2 2017
Nonaccrual & 90 days Past Due¹
/ Gross Loans

CIVISTA BANCSHARES, INC.

AMERICAN BANKER BEST BANKS TO WORK FOR 2016

Best Employers in Ohio 2017 2011-2017

Fee Income / Operating Efficiencies
Source: Company Management.
¹ From American Banker Magazine, September 2016  © 2016 SourceMedia, Inc. All rights reserved.  Used by permission and protected by the Copyright Laws of the United States.  The printing, copying, redistribution, or retransmission of this Content without expressed written permission is prohibited.
Efficiency Ratio
Non-Interest Income / Average Assets
Fee income platform
–
Service charges on deposit accounts were $2.4 million
and $2.5
million YTD 2017 and 2016, respectively
Mortgage Banking
–
Gain on sale of loans, primarily mortgage loans, was
$735
thousand and $800
thousand YTD 2017 and 2016,
respectively
Wealth management
–
~$452
million and $413
million in Assets Under
Management as of June 30, 2017 and June 30, 2016,
respectively
Income tax refund processing program
–
Specialized refund processing earned $2.8 YTD 2017
and 2016
Continued focus on improving efficiency and operating
leverage
Investment in people ¹
Continued evaluation of branch network and organic
growth opportunities
0.98%
1.00%
1.11%
1.07%
1.12%
1.20%
2012
2013
2014
2015
2016
Q2 2017
72.20%
81.54%
72.92%
68.14%
64.70%
66.31%
2012
2013
2014
2015
2016
Q2 2017

Profitability & Returns Analysis
Source: Company Management and SNL Financial.
Diluted Earnings per Share
ROAE
ROAA
Net Income Available to Common Shareholders
$4,386
$5,020
$7,655
$11,168
$15,716
$14,196
2012
2013
2014
2015
2016
2017 Q2¹
0.49%
0.53%
0.77%
0.95%
1.19%
1.06%
2012
2013
2014
2015
2016
2017 Q2
$0.57
$0.64
$0.85
$1.17
$1.57
$1.36
2012
2013
2014
2015
2016
2017 Q2¹
5.36%
5.97%
8.34%
10.59%
12.90%
10.11%
2012
2013
2014
2015
2016
2017 Q2

1
Illustrates CIVB’s capital position if all of the convertible preferred equity issued on 12/19/2013 (coupon: 6.5%, initial conversion price: $7.82) was converted into common equity.
2
TCE Non-GAAP reconciliation on page 23.
Capital Position
($s in thousands, except per share data)
As
2012
2013
2014
2015
2016
2017 Q2
Converted
1
Total Equity
$103,980
$128,376
$115,909
$125,173
$137,616
$178,843
$178,843
Preferred Equity
$23,184
$46,316
$23,132
$22,273
$18,950
$17,568
$0
Common Equity
$80,796
$82,060
$92,777
$102,900
$118,666
$161,275
$178,843
TCE / TA
2
5.03%
5.08%
5.80%
5.71%
6.70%
9.30%
9.79%
Tier 1 Leverage Ratio
9.34%
11.64%
10.70%
9.96%
10.55%
12.50%
11.07%
Tier 1 Risk-based Capital Ratio
13.25%
15.82%
13.44%
12.70%
12.98%
15.87%
15.92%
Total Risk-based Capital Ratio
14.84%
17.08%
14.70%
13.96%
14.20%
17.01%
17.08%
Successfully raised $32.8 million of capital (issued 1,610,000 shares) in February.
For the Years Ended December 31,

Source: Company Management and SNL Financial.
Operating Results
($s in thousands, except per share data)
LTM Q2
2012
2013
2014
2015
2016
2017
Net Interest Income
$40,578
$39,974
$41,866
$47,392
$50,259
$51,343
Provision for Loan Losses
6,400
1,100
1,500
1,200
(1,300)
0
Noninterest Income
11,200
12,062
13,874
14,278
16,132
16,035
Noninterest Expense
38,074
43,384
41,550
42,944
43,855
45,948
Net Income/(Loss)
5,579
6,179
9,528
12,745
17,217
15,542
Net Income Available to Common Shareholders
$4,386
$5,020
$7,655
$11,168
$15,716
$14,196
Diluted Earnings/(Loss) per Common Share
$0.57
$0.64
$0.85
$1.17
$1.57
$1.36
Return on Average Assets (ROAA)
0.49%
0.53%
0.77%
0.95%
1.19%
1.06%
Return on Average Equity (ROAE)
5.36
5.97
8.34
10.59
12.90
10.32%
For the Years Ended December 31,

Compelling Investment Opportunity
Strong asset quality
Proven acquirer
–
Completed 6 acquisitions since the formation of the holding company in 1987
Peer leading NIM
–
Low cost deposits –
20
bps lower than peers
–
High yield loan portfolio –
3
bps higher than peers
Experienced management team with an average of 29 years in banking
Strategically positioned in attractive Ohio lending markets funded by low cost deposits
–
Second loan production office opened in Cleveland MSA
–
New loan production office planned in the Toledo MSA
Significant profitability improvement from 2012 to Q2 2017
–
Net Income CAGR: 29.8%
–
TBV / Share CAGR: 14.0%
–
EPS CAGR: 21.3%
Peer data as of 6/30/2017, or the latest available date.

($s in thousands, except per share data)
Actual
Recovery
Adjusted
LTM Q2
2016
2016
2017
Net Interest Income
$50,259
($919)
$49,340
$51,343
Provision for Loan Losses
(1,300)
1,300
0
0
Noninterest Income
16,132
0
16,132
16,035
Noninterest Expense
43,855
0
43,855
45,948
Net Income/(Loss)
17,217
(1,465)
15,752
15,542
Net Income Available to Common Shareholders
$15,716
($1,465)
$14,251
$14,196
Diluted Earnings/(Loss) per Common Share
$1.57
($0.13)
$1.44
$1.36
Return on Average Assets (ROAA)
1.19%
(0.10%)
1.09%
1.06%
Return on Average Equity (ROAE)
12.90
(1.10)
11.80
10.32%
2016 Without Nonrecurring Recovery

Non-GAAP Reconciliation
($s in thousands, except per share data)
Q2
2012
2013
2014
2015
2016
2017
Tangible Common Equity
Total Equity
103,980
$
128,376
$
115,909
$
125,173
$
137,616
$
178,834
$
Less: Preferred Equity
23,184

46,316

23,132

22,273

18,950

17,568

Less: Goodwill and intangible assets
24,859

24,013

23,243

28,916

28,218

27,893

Tangible common equity
55,937
$
58,047
$
69,534
$
73,984
$
90,448
$
133,373
$
Total Shares Outstanding
7,707,917

7,707,917

7,707,917

7,843,578

8,343,509

10,169,181

Tangible book value per share
7.26
$
7.53
$
9.02
$
9.43
$
10.84
$
13.12
$
Tangible Assets
Total Assets
1,136,971
$
1,167,546
$
1,213,191
$
1,315,041
$
1,377,263
$
1,462,015
$
Less: Goodwill and intangible assets
24,859

24,013

23,243

28,916

28,218

27,893

Tangible assets
1,112,112
$
1,143,533
$
1,189,948
$
1,286,125
$
1,349,045
$
1,434,122
$
Tangible common equity to tangible assets
5.03%
5.08%
5.84%
5.75%
6.70%
9.30%
As of and for the Years Ended December 31,

Thank You 24